Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,185,389.04
Previously Paid Amount	0.00
Total Fee Amount	3,616.20
Total Offset Amount	0.00
Net Fee	$ 3,616.20